SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  May 23, 2000

                             MDI ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       0-24919                           73-1515699
---------------              ----------------------              ---------------
(State or Other                  (Commission File                (IRS Employer
 Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                                 201 Ann Street
                           Hartford, Connecticut 06103
                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (860) 527-5359




                 (Former Address, if changed since last report)





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This Form 8-K contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include risks detailed from time to time in MDI Entertainment, Inc.'s filings with the Securities and Exchange Commission including, but not limited to, those described in the Registration Statement on Form SB-2, filed September 14, 1999.

Item 5: Other Events

        On May 23, 2000, MDI Entertainment, Inc. (the "Company") was notified that it had been conditionally approved for listing on the Nasdaq Small Cap Market. The Company's common stock will be listed under the new symbol "LTRY".




Item 7: Financial Statements, Pro Forma Financial information and Exhibits.
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               (c)    Exhibits

                      99.1 Letter dated May 23, 2000 from Nasdaq to the Company.

        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2000

                             MDI ENTERTAINMENT, INC.

                            By: /s/ Steven M. Saferin
                            -------------------------
                                Steven M. Saferin
                       President and Chief Executive Officer